As filed with the Securities and Exchange Commission on March 25, 2010

Registration No. 333-165485

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1
to
Form S-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

OTELCO INC.
(Exact name of registrant as specified in its charter)

Delaware	4813	41-0216800
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

505 Third Avenue East
Oneonta, Alabama 35121
(205) 625-3574
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

SEE TABLE OF ADDITIONAL REGISTRANTS

Michael D. Weaver
President and Chief Executive Officer
Otelco Inc.
505 Third Avenue East
Oneonta, Alabama 35121
(205) 625-3574
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:
Steven Khadavi, Esq.
Dorsey & Whitney LLP
250 Park Avenue
New York, New York 10177
(212) 415-9200

Approximate date of commencement of proposed sale of the securities to the public:  As soon as practicable after the effective date of this registration statement.

If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☒
Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)             ☐
Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)  ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Table of Additional Registrants

Exact Name of Registrant Guarantor as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Blountsville Telephone Company, Inc.	Alabama	63-0326561
Brindlee Mountain Telephone Company	Alabama	63-0349793
Communications Design Acquisition Corporation	Delaware	52-2317873
CRC Communications of Maine, Inc.	Delaware	22-3709369
Hopper Telecommunications Company, Inc.	Alabama	63-0392708
Imagination, Inc.	Missouri	43-1350112
Mid-Maine TelPlus	Maine	01-0500180
Mid-Missouri Holding Corp.	Delaware	52-2157122
Otelco Telecommunications LLC	Delaware	52-2126385
Otelco Telephone LLC	Delaware	52-2126398
Saco River Telegraph and Telephone Company	Delaware	52-2317377
The Granby Telephone & Telegraph Co. of Mass.	Massachusetts	04-1383490
The Pine Tree Telephone and Telegraph Company	Maine	01-0140670

The address of the principal executive offices of each additional registrant listed above is 505 Third Avenue East, Oneonta, Alabama 35121. The telephone number of each additional registrant listed above at that address is (205) 625-3574.

Explanatory Note

        This Amendment No. 1 to Registration Statement on Form S-4 (Registration No. 333-165485) is being filed solely for the purpose of adding the guarantors of Otelco Inc.'s 13% senior subordinated notes due 2019 as additional registrants. No changes or additions are being made hereby to the prospectus that forms a part of the Registration Statement. Accordingly, the prospectus is being omitted from this filing.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20. Indemnification of Directors and Officers.

Otelco Inc., Communications Design Acquisition Corporation, CRC Communications of Maine, Inc., Mid-Missouri Holding Corp. and Saco River Telegraph and Telephone Company. Each of Otelco Inc., Communications Design Acquisition Corporation, CRC Communications of Maine, Inc., Mid-Missouri Holding Corp. and Saco River Telegraph and Telephone Company is a corporation incorporated under the laws of the State of Delaware. Section 145(a) of the Delaware General Corporation Law, or the DGCL, provides that a Delaware corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

Section 145(b) of the DGCL provides that a Delaware corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the Delaware Court of Chancery or the court in which such   action or suit was brought shall determine that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

Further subsections of Section 145 of the DGCL provide that:

1.
to the extent a present or former director or officer of a corporation has been successful on the merits or otherwise in the defense of any action, suit or proceeding referred to in subsection (a) or (b) of Section 145 of the DGCL or in the defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith;

2.
the indemnification and advancement of expenses provided for pursuant to Section 145 of the DGCL shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise; and

3.
the corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under Section 145 of the DGCL.

Section 145 of the DGCL makes provision for the indemnification of officers and directors in terms sufficiently broad to indemnify officers and directors of Otelco Inc. under certain circumstances from liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933. Otelco Inc.’s certificate of incorporation provides, in effect, that, to the fullest extent and under the circumstances permitted by Section 145 of the DGCL, it will indemnify any and all of its officers and directors. Otelco Inc. has entered into indemnification agreements with its officers and directors. Otelco Inc. may, in its discretion, similarly indemnify its employees and agents. Otelco Inc.’s certificate of incorporation also relieves its directors from monetary damages to Otelco Inc. or its stockholders for breach of such director’s fiduciary duty as a director to the fullest extent permitted by the DGCL. Under Section 102(b)(7) of the DGCL, a corporation may relieve its directors from personal liability to such corporation or its stockholders for monetary damages for any breach of their fiduciary duty as directors except (i) for a breach of the duty of loyalty, (ii) for failure to act in good faith, (iii) for intentional misconduct or knowing violation of law, (iv) for willful or negligent violations of certain provisions of the DGCL imposing certain requirements with respect to stock repurchases, redemptions and dividends or (v) for any transactions from which the director derived an improper personal benefit.

Otelco Inc. maintains an insurance policy which, within the limits and subject to the terms and conditions thereof, covers certain expenses and liabilities that may be incurred by directors and officers in connection with proceedings that may be brought against them as a result of an act or omission committed or suffered while acting as a director or officer of Otelco Inc. As used in the previous sentence, the term “proceeding” means any threatened, pending or completed action, suit or proceeding, whether or not by or in the right of Otelco Inc., and whether civil, criminal, administrative, investigative or otherwise.

The by-laws of each of Communications Design Acquisition Corporation, CRC Communications of Maine, Inc., Mid-Missouri Holding Corp. and Saco River Telegraph and Telephone Company generally provide for the indemnification of its directors and officers in accordance with and under the circumstances permitted by Section 145 of the DGCL.

Otelco Telecommunications LLC and Otelco Telephone LLC. Each of Otelco Telecommunications LLC and Otelco Telephone LLC is a limited liability company organized under the laws of the State of Delaware. Section 18-108 of the Delaware Limited Liability Company Act provides that a Delaware limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions, if any, as are set forth in its limited liability company agreement. The agreements of each of these limited liability companies generally provide for the indemnification of its directors and officers in accordance with, and under the circumstances permitted by, Section 18-108 of the Delaware Limited Liability Company Act.

Imagination, Inc. Imagination, Inc. is a corporation incorporated under the laws of the State of Missouri. Section 351.355 of the General and Business Corporation Law of Missouri provides that a Missouri corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, by reason of the fact that he or she is or was serving as a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. Similar provisions apply to actions brought by or in the right of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person has been found liable for negligence or misconduct in the performance of his or her duty to the corporation, unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the finding of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper. Where an officer or director is successful on the merits or otherwise in defense of any proceeding referred to above, the corporation must indemnify him or her against the expenses which he or she has actually and reasonably incurred, unless otherwise provided in the corporation’s articles of incorporation or by-laws.

The by-laws of Imagination, Inc. generally provide for the indemnification of its directors and officers in accordance with and under the circumstances permitted by Section 351.355 of the General and Business Corporation Law of Missouri.

Blountsville Telephone Company, Inc., Brindlee Mountain Telephone Company and Hopper Telecommunications Company, Inc. Each of Blountsville Telephone Company, Inc., Brindlee Mountain Telephone Company and Hopper Telecommunications Company, Inc. is a corporation incorporated under the laws of the State of Alabama. Sections 10-2B-8.50 through 10-2B-8.58 of the Alabama Business Corporation Act generally provide that an Alabama corporation may indemnify an individual made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal, because he or she is or was a director, officer, employee or agent of the corporation (or is or was serving at the corporation’s request as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) against the obligation to pay a judgment, settlement, penalty, fine or reasonable expenses (including counsel fees) incurred in the action, suit or proceeding if (i) the individual conducted himself or herself in good faith, (ii) such individual reasonably believed that, in the case of conduct in his or her official capacity with the corporation, his or her conduct was in the best interest of the corporation or that, in all other cases, his or her conduct was not opposed to the corporation’s best interest and (iii) in the case of a criminal proceeding, the individual had no reasonable cause to believe his or her conduct was unlawful.

The by-laws of each of Blountsville Telephone Company, Inc., Brindlee Mountain Telephone Company and Hopper Telecommunications Company, Inc. generally provide for the indemnification of its directors and officers in accordance with and under the circumstances permitted by Sections 10-2B-8.50 through 10-2B-8.58 of the Alabama Business Corporation Act.

Mid-Maine TelPlus and The Pine Tree Telephone and Telegraph Company. Each of Mid-Maine TelPlus and The Pine Tree Telephone and Telegraph Company is a corporation incorporated under the laws of the State of Maine. Section 852 of the Maine Business Corporation Act generally provides that a Maine corporation may indemnify an individual who is a party to a proceeding because that individual is a director of the corporation against liability incurred in the proceeding if (A) the following criteria are met: (1) the individual’s conduct was in good faith; (2) the individual reasonably believed, (i) in the case of conduct in the individual’s official capacity, that the individual’s conduct was in the best interests of the corporation and, (ii) in all other cases, that the individual’s conduct was at least not opposed to the best interests of the corporation; and, (3) in the case of any criminal proceeding, the individual had no reasonable cause to believe the individual’s conduct was unlawful; or (B) the individual engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the corporation’s articles of incorporation. Section 857 of the Maine Business Corporation Act generally provides that a Maine corporation may indemnify an officer of the corporation who is a party to a proceeding because the officer is an officer of the corporation to the same extent as a director, and, if the officer is an officer but not a director, to such further extent as may be provided by the corporation’s articles of incorporation or bylaws, board resolution or a contract, except for (x) liability in connection with a proceeding by or in the right of the corporation other than for reasonable expenses incurred in connection with the proceeding or (y) liability arising out of conduct that constitutes receipt by the officer of a financial benefit to which the officer is not entitled, an intentional infliction of harm on the corporation or the shareholders or an intentional violation of criminal law.

The by-laws of each of Mid-Maine TelPlus and The Pine Tee Telegraph and Telephone Company generally provide for the indemnification of its directors and officers in accordance with and under the circumstances permitted by Sections 852 and 857 of the Maine Business Corporation Act.

The Granby Telephone & Telegraph Co. of Mass. The Granby Telephone & Telegraph Co. of Mass. is a corporation incorporated under the laws of the Commonwealth of Massachusetts. Section 8.51 of the Massachusetts Business Corporation Act, or the MBCA, permits a Massachusetts corporation to indemnify a director of the corporation against liability if the director: (1)(i) conducted himself or herself in good faith, (ii) reasonably believed his or her conduct was in, or at least not opposed to, the best interests of the corporation and, (iii) in the case of a criminal proceeding, had no reason to believe his or her conduct was unlawful; or (2) engaged in conduct for which indemnification is provided for under the corporation’s articles of organization.  Under Section 8.52 of the MBCA, Massachusetts corporations are required to indemnify the reasonable expenses of directors who are wholly successful in the defense of proceedings to which they were a party because they are a director of the corporation.  Section 8.56 of the MBCA permits a Massachusetts corporation to indemnify an officer of the corporation to the same extent as a director, and if such officer is not a director of the corporation, to such further extent as may be provided by the corporation’s articles of organization or bylaws, board resolution or contract, provided that officers may not be indemnified for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law.  Subsection (c) of Section 8.56 of the MBCA provides that an officer of a Massachusetts corporation who is not a director is entitled to mandatory indemnification under Section 8.52 of the MBCA to the same extent as a director.

The by-laws of The Granby Telephone & Telegraph Co. of Mass. generally provide for the indemnification of its directors and officers in accordance with and under the circumstances permitted by Sections 8.51, 8.52 and 8.56 of the MBCA.

Item 21. Exhibits and Financial Statement Schedules.

(a) Exhibits

Exhibit No.		Description
3.1		Certificate of Incorporation of Otelco Inc. (filed as Exhibit 3.1 to Otelco Inc.’s Annual Report on Form 10-K for the year ended December 31, 2004 and incorporated herein by reference)

3.2		Third Amended and Restated By-laws of Otelco Inc. (filed as Exhibit 3.2 to Otelco Inc.’s Annual Report on Form 10-K for the year ended December 31, 2004 and incorporated herein by reference)

3.3
Amended and Restated Articles of Incorporation of Blountsville Telephone Company, Inc. (filed as Exhibit 3.17 to Amendment No. 4 to Otelco Inc.’s Registration Statement on Form S-1 (Registration No. 333-115341) filed with the Securities and Exchange Commission on November 4, 2004 and incorporated herein by reference)

3.4
Amended and Restated Bylaws of Blountsville Telephone Company, Inc. (filed as Exhibit 3.18 to Amendment No. 4 to Otelco Inc.’s Registration Statement on Form S-1 (Registration No. 333-115341) filed with the Securities and Exchange Commission on November 4, 2004 and incorporated herein by reference)

3.5
Second Amended and Restated Articles of Incorporation of Brindlee Mountain Telephone Company (filed as Exhibit 3.13 to Amendment No. 4 to Otelco Inc.’s Registration Statement on Form S-1 (Registration No. 333-115341) filed with the Securities and Exchange Commission on November 4, 2004 and incorporated herein by reference)

3.6
Amended and Restated Bylaws of Brindlee Mountain Telephone Company (filed as Exhibit 3.14 to Amendment No. 4 to Otelco Inc.’s Registration Statement on Form S-1 (Registration No. 333-115341) filed with the Securities and Exchange Commission on November 4, 2004 and incorporated herein by reference)

3.7	*	Certificate of Incorporation of Communications Design Acquisition Corporation

3.8	*	Bylaws of Communications Design Acquisition Corporation

3.9	*	Certification of Incorporation of CRC Communications of Maine, Inc.

3.10	*	Bylaws of CRC Communications of Maine, Inc.

3.11
Amended and Restated Articles of Incorporation of Hopper Telecommunications Company, Inc. (filed as Exhibit 3.11 to Amendment No. 4 to Otelco Inc.’s Registration Statement on Form S-1 (Registration No. 333-115341) filed with the Securities and Exchange Commission on November 4, 2004 and incorporated herein by reference)

3.12
Amended and Restated Bylaws of Hopper Telecommunications Company, Inc. (filed as Exhibit 3.12 to Amendment No. 4 to Otelco Inc.’s Registration Statement on Form S-1 (Registration No. 333-115341) filed with the Securities and Exchange Commission on November 4, 2004 and incorporated herein by reference)

Exhibit No.		Description
3.13
Amended and Restated Articles of Incorporation of Imagination, Inc. (filed as Exhibit 3.25 to Otelco Inc.’s Registration Statement on Form S-3 (Registration No. 333-142586) filed with the Securities and Exchange Commission on May 3, 2007 and incorporated herein by reference)

3.14
Amended and Restated By-laws of Imagination, Inc. (filed as Exhibit 3.26 to Otelco Inc.’s Registration Statement on Form S-3 (Registration No. 333-142586) filed with the Securities and Exchange Commission on May 3, 2007 and incorporated herein by reference)

3.15
Articles of Incorporation of Mid-Maine TelPlus (filed as Exhibit 3.21 to Otelco Inc.’s Registration Statement on Form S-3 (Registration No. 333-142586) filed with the Securities and Exchange Commission on May 3, 2007 and incorporated herein by reference)

3.16
Bylaws of Mid-Maine TelPlus (filed as Exhibit 3.22 to Otelco Inc.’s Registration Statement on Form S-3 (Registration No. 333-142586) filed with the Securities and Exchange Commission on May 3, 2007 and incorporated herein by reference)

3.17
Amended and Restated Certificate of Incorporation of Mid-Missouri Holding Corp. (filed as Exhibit 3.23 to Otelco Inc.’s Registration Statement on Form S-3 (Registration No. 333-142586) filed with the Securities and Exchange Commission on May 3, 2007 and incorporated herein by reference)

3.18
Bylaws of Mid-Missouri Holding Corp. (filed as Exhibit 3.24 to Otelco Inc.’s Registration Statement on Form S-3 (Registration No. 333-142586) filed with the Securities and Exchange Commission on May 3, 2007 and incorporated herein by reference)

3.19
Certificate of Formation of Otelco Telecommunications LLC (filed as Exhibit 3.3 to Amendment No. 4 to Otelco Inc.’s Registration Statement on Form S-1 (Registration No. 333-115341) filed with the Securities and Exchange Commission on November 4, 2004 and incorporated herein by reference)

3.20
Third Amended and Restated Operating Agreement of Otelco Telecommunications LLC (filed as Exhibit 3.4 to Amendment No. 4 to Otelco Inc.’s Registration Statement on Form S-1 (Registration No. 333-115341) filed with the Securities and Exchange Commission on November 4, 2004 and incorporated herein by reference)

3.21
Certificate of Formation of Otelco Telephone LLC (filed as Exhibit 3.5 to Amendment No. 4 to Otelco Inc.’s Registration Statement on Form S-1 (Registration No. 333-115341) filed with the Securities and Exchange Commission on November 4, 2004 and incorporated herein by reference)

3.22
Third Amended and Restated Operating Agreement of Otelco Telephone LLC (filed as Exhibit 3.6 to Amendment No. 4 to Otelco Inc.’s Registration Statement on Form S-1 (Registration No. 333-115341) filed with the Securities and Exchange Commission on November 4, 2004 and incorporated herein by reference)

3.23	*	Certificate of Incorporation, as amended, of Saco River Telegraph and Telephone Company

3.24	*	Bylaws of Saco River Telegraph and Telephone Company

3.25	*	Restated Articles of Organization of The Granby Telephone & Telegraph Co. of Mass.

3.26	*	Amended and Restated Bylaws of The Granby Telephone & Telegraph Co. of Mass.

3.27	*	Restated Articles of Incorporation of The Pine Tree Telephone and Telegraph Company

3.28	*	Amended and Restated Bylaws of The Pine Tree Telephone and Telegraph Company

4.1
Indenture among Otelco Inc., each subsidiary listed on the signature pages thereto and Wells Fargo Bank, National Association, as trustee, relating to Otelco Inc.’s 13% Senior Subordinated Notes due 2019, dated as of December 21, 2004 (filed as Exhibit 4.1 to Otelco Inc.’s Annual Report on Form 10-K for the year ended December 31, 2004 and incorporated herein by reference)

4.2
Supplemental Indenture, dated as of July 3, 2006, by and among Mid-Maine Communications, Inc., Mid-Maine TelPlus, the existing guarantors listed on the signature pages thereto and Wells Fargo Bank, National Association, as trustee (filed as Exhibit 10.2 to Otelco Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 5, 2006 and incorporated herein by reference)

Exhibit No.		Description
4.3
Second Supplemental Indenture, dated as of July 5, 2007, by and among Otelco Inc., certain of its subsidiaries and Wells Fargo Bank, National Association, as trustee (filed as Exhibit 4.1 to Otelco Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 5, 2007 and incorporated herein by reference)

4.4
Third Supplemental Indenture, dated as of October 31, 2008, by and among Otelco Inc., War Holdings, Inc., Pine Tree Holdings, Inc., The Pine Tree Telephone and Telegraph Company, CRC Communications of Maine, Inc., Saco River Telegraph and Telephone Company, Communications Design Acquisition Corporation, Granby Holdings, Inc., The Granby Telegraph and Telephone Co. of Mass., the existing guarantors listed on the signature pages thereto and Wells Fargo Bank, National Association, as trustee (filed as Exhibit 4.4 to Otelco Inc.’s Annual Report on Form 10-K for the year ended December 31, 2008 and incorporated herein by reference)

4.5	*	Form of Fourth Supplemental Indenture among Otelco Inc., each subsidiary listed on the signature pages thereto and Wells Fargo Bank, National Association, as trustee

4.6		Form of 13% Senior Subordinated Note due 2019 (included in Exhibit 4.1)

4.7
Investor Rights Agreement, dated December 21, 2004, among Otelco Inc., Seaport Capital Partners II, L.P., Seaport Investments, LLC, CEA Capital Partners USA, L.P., CEA Capital Partners USA CI, L.P., BancBoston Ventures Inc., Mid−Missouri Parent LLC, Michael D. Weaver, Sean Reilly, Kevin Reilly and Sternberg Consulting Inc. (filed as Exhibit 4.3 to Otelco Inc.’s Annual Report on Form 10-K for the year ended December 31, 2004 and incorporated herein by reference)

4.8
Form of stock certificate for Class A common stock (filed as Exhibit 4.4 to Amendment No. 4 to Otelco Inc.’s Registration Statement on Form S-1 (Registration No. 333-115341) filed with the Securities and Exchange Commission on November 4, 2004 and incorporated herein by reference)

4.9
Form of global Income Deposit Security (filed as Exhibit 4.5 to Amendment No. 4 to Otelco Inc.’s Registration Statement on Form S-1 (Registration No. 333-115341) filed with the Securities and Exchange Commission on November 4, 2004 and incorporated herein by reference)

5.1	*	Opinion of Dorsey & Whitney LLP

8.1	*	Opinion of Dorsey & Whitney LLP

10.1
Long-term Incentive Compensation Plan approved May 12, 2005 (filed as Exhibit 10.4 to Otelco Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2005 and incorporated herein by reference)

10.2
Employment Agreement, dated as of July 3, 2006, between Mid-Maine Communications, Inc. and Nicholas A. Winchester (filed as Exhibit 10.3 to Otelco Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 5, 2006 and incorporated herein by reference)

10.3
Employment Agreement, dated as of August 24, 2006, between Otelco Inc. and Dennis Andrews (filed as Exhibit 10.1 to Otelco Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 29, 2006 and incorporated herein by reference)

10.4
Employment Agreement, dated as of November 15, 2006, between Otelco Inc. and Gary B. Romig (filed as Exhibit 10.1 to Otelco Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 15, 2006 and incorporated herein by reference)

10.5
Employment Agreement, dated as of November 15, 2006, between Otelco Inc. and Jerry C. Boles (filed as Exhibit 10.2 to Otelco Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 15, 2006 and incorporated herein by reference)

10.6
Stock Purchase Agreement, dated as of August 7, 2008, between Country Road Communications LLC and Otelco Inc. (filed as Exhibit 10.1 to Otelco Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 7, 2008 and incorporated herein by reference)

Exhibit No.		Description
10.7
Second Amended and Restated Credit Agreement, dated as of October 20, 2008, by and among Otelco Inc. and the other credit party signatories thereto and General Electric Capital Corporation, as a lender and as an agent for the lenders, and the other lenders from time to time party thereto (filed as Exhibit 10.1 to Otelco Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 21, 2008 and incorporated herein by reference)

10.8
Amendment, dated as of December 17, 2008, to the Employment Agreement, dated as of August 24, 2006, between Otelco Inc. and Dennis Andrews (filed as Exhibit 10.10 to Otelco Inc.’s Annual Report on Form 10-K for the year ended December 31, 2008 and incorporated herein by reference)

10.9
Amendment, dated as of December 17, 2008, to the Employment Agreement, dated as of November 15, 2006, between Otelco Inc. and Jerry C. Boles (filed as Exhibit 10.11 to Otelco Inc.’s Annual Report on Form 10-K for the year ended December 31, 2008 and incorporated herein by reference)

10.10
Amendment, dated as of December 18, 2008, to the Employment Agreement, dated as of November 15, 2006, between Otelco Inc. and Gary B. Romig (filed as Exhibit 10.12 to Otelco Inc.’s Annual Report on Form 10-K for the year ended December 31, 2008 and incorporated herein by reference)

10.11
Amendment, dated as of December 31, 2008, to the Employment Agreement, dated as of July 3, 2006, between Mid-Maine Communications, Inc. and Nicholas A. Winchester (filed as Exhibit 10.16 to Otelco Inc.’s Annual Report on Form 10-K for the year ended December 31, 2008 and incorporated herein by reference)

10.12
Amended and Restated Employment Agreement, dated as of March 11, 2009, among Otelco Inc. and Michael Weaver (filed as Exhibit 10.1 to Otelco Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 12, 2009 and incorporated herein by reference)

10.13
Amended and Restated Employment Agreement, dated as of March 11, 2009, among Otelco Inc. and Curtis L. Garner, Jr. (filed as Exhibit 10.2 to Otelco Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 12, 2009 and incorporated herein by reference)

10.14
Amended and Restated Employment Agreement, dated as of April 27, 2009, by and between Otelco Inc. and Robert Souza (filed as Exhibit 10.1 to Otelco Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 28, 2009 and incorporated herein by reference)

10.15
Executive Long Term Incentive Plan approved May 12, 2009 (filed as Exhibit 10.1 to Otelco Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 14, 2009 and incorporated herein by reference)

10.16
Amendment, dated as of March 5, 2010, to the Amended and Restated Employment Agreement, dated as of March 11, 2009, between Otelco Inc. and Michael D. Weaver (filed as Exhibit 10.13 to Otelco Inc.’s Annual Report on Form 10-K for the year ended December 31, 2009 and incorporated herein by reference)

10.17
Amendment, dated as of March 5, 2010, to the Amended and Restated Employment Agreement, dated as of March 11, 2009, between Otelco Inc. and Curtis L. Garner, Jr. (filed as Exhibit 10.14 to Otelco Inc.’s Annual Report on Form 10-K for the year ended December 31, 2009 and incorporated herein by reference)

12.1		Computation of Ratio of Earnings to Fixed Charges (filed as Exhibit 12.1 to Otelco Inc.’s Annual Report on Form 10-K for the year ended December 31, 2009 and incorporated herein by reference)

21.1	*	List of subsidiaries of Otelco Inc.

23.1	†	Consent of BDO Seidman, LLP, Independent Registered Public Accounting Firm

23.2	*	Consent of Dorsey & Whitney LLP (included in Exhibits 5.1 and 8.1)

23.3	*	Consent of Duff & Phelps, LLC, a financial advisory firm

24.1	*	Power of Attorney

25.1	*	Form T-1 Statement of Eligibility under Trust Indenture Act of 1939, as amended, of Wells Fargo Bank, National Association, as trustee

Exhibit No.		Description
99.1	*	Form of Letter of Instruction

* previously filed
† filed herewith

(b) Financial Statement Schedules

All financial statement schedules are omitted because they are inapplicable, not required or the information is indicated elsewhere in the consolidated financial statements or the notes thereto incorporated by reference in this registration statement.

Item 22. Undertakings.

(a)       The undersigned registrant hereby undertakes:

(1)       To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)        To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)       To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii)      To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(2)       That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)       To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)       That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(5)       That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:

The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)        Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)       Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii)      The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv)      Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b)       The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)       Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(d)       The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(e)       The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oneonta, State of Alabama, on March 25, 2010.

OTELCO INC.

By:	/s/ Michael D. Weaver
Name: Michael D. Weaver
Title: Chief Executive Officer

    Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael D. Weaver	President, Chief Executive Officer and	March 25, 2010
Michael D. Weaver	Director (principal executive officer)

/s/ Curtis L. Garner, Jr.	Chief Financial Officer	March 25, 2010
Curtis L. Garner, Jr.	(principal financial and accounting officer)

*	Director	March 25, 2010
William Bak

*	Director	March 25, 2010
Howard J. Huag

*	Director	March 25, 2010
John P. Kunz

*	Director	March 25, 2010
Stephen P. McCall

*	Director	March 25, 2010
Andrew Meyers

*	Director	March 25, 2010
William F. Reddersen

*By:	/s/ Curtis L. Garner, Jr.
Curtis L. Garner, Jr.
Attorney-in-fact

SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oneonta, State of Alabama, on March 25, 2010.

BRINDLEE MOUNTAIN TELEPHONE COMPANY

By:	/s/ Michael D. Weaver
Name: Michael D. Weaver
Title: Chief Executive Officer

    Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael D. Weaver	President, Chief Executive Officer and	March 25, 2010
Michael D. Weaver	Director (principal executive officer)

/s/ Curtis L. Garner, Jr.	Chief Financial Officer and Director	March 25, 2010
Curtis L. Garner, Jr.	(principal financial and accounting officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oneonta, State of Alabama, on March 25, 2010.

BLOUNTSVILLE TELEPHONE COMPANY, INC.

By:	/s/ Michael D. Weaver
Name: Michael D. Weaver
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael D. Weaver	President, Chief Executive Officer and	March 25, 2010
Michael D. Weaver	Director (principal executive officer)

/s/ Curtis L. Garner, Jr.	Chief Financial Officer and Director	March 25, 2010
Curtis L. Garner, Jr.	(principal financial and accounting officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oneonta, State of Alabama, on March 25, 2010.

COMMUNICATIONS DESIGN ACQUISITION CORPORATION

By:	/s/ Michael D. Weaver
Name: Michael D. Weaver
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael D. Weaver	President, Chief Executive Officer and	March 25, 2010
Michael D. Weaver	Director (principal executive officer)

/s/ Curtis L. Garner, Jr.	Chief Financial Officer and Director	March 25, 2010
Curtis L. Garner, Jr.	(principal financial and accounting officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oneonta, State of Alabama, on March 25, 2010.

CRC COMMUNICATIONS OF MAINE, INC.

By:	/s/ Michael D. Weaver
Name: Michael D. Weaver
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael D. Weaver	President, Chief Executive Officer and	March 25, 2010
Michael D. Weaver	Director (principal executive officer)

/s/ Curtis L. Garner, Jr.	Chief Financial Officer and Director	March 25, 2010
Curtis L. Garner, Jr.	(principal financial and accounting officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oneonta, State of Alabama, on March 25, 2010.

HOPPER TELECOMMUNICATIONS COMPANY, INC.

By:	/s/ Michael D. Weaver
Name: Michael D. Weaver
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael D. Weaver	President, Chief Executive Officer and	March 25, 2010
Michael D. Weaver	Director (principal executive officer)

/s/ Curtis L. Garner, Jr.	Chief Financial Officer and Director	March 25, 2010
Curtis L. Garner, Jr.	(principal financial and accounting officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oneonta, State of Alabama, on March 25, 2010.

IMAGINATION, INC.

By:	/s/ Michael D. Weaver
Name: Michael D. Weaver
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael D. Weaver	President, Chief Executive Officer and	March 25, 2010
Michael D. Weaver	Director (principal executive officer)

/s/ Curtis L. Garner, Jr.	Chief Financial Officer and Director	March 25, 2010
Curtis L. Garner, Jr.	(principal financial and accounting officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oneonta, State of Alabama, on March 25, 2010.

MID-MAINE TELPLUS

By:	/s/ Michael D. Weaver
Name: Michael D. Weaver
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael D. Weaver	President, Chief Executive Officer and	March 25, 2010
Michael D. Weaver	Director (principal executive officer)

/s/ Curtis L. Garner, Jr.	Chief Financial Officer and Director	March 25, 2010
Curtis L. Garner, Jr.	(principal financial and accounting officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oneonta, State of Alabama, on March 25, 2010.

MID-MISSOURI HOLDING CORP.

By:	/s/ Michael D. Weaver
Name: Michael D. Weaver
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael D. Weaver	President, Chief Executive Officer and	March 25, 2010
Michael D. Weaver	Director (principal executive officer)

/s/ Curtis L. Garner, Jr.	Chief Financial Officer and Director	March 25, 2010
Curtis L. Garner, Jr.	(principal financial and accounting officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oneonta, State of Alabama, on March 25, 2010.

OTELCO TELECOMMUNICATIONS LLC

By:	/s/ Michael D. Weaver
Name: Michael D. Weaver
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael D. Weaver	President, Chief Executive Officer and	March 25, 2010
Michael D. Weaver	Director (principal executive officer)

/s/ Curtis L. Garner, Jr.	Chief Financial Officer and Director	March 25, 2010
Curtis L. Garner, Jr.	(principal financial and accounting officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oneonta, State of Alabama, on March 25, 2010.

OTELCO TELEPHONE LLC

By:	/s/ Michael D. Weaver
Name: Michael D. Weaver
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael D. Weaver	President, Chief Executive Officer and	March 25, 2010
Michael D. Weaver	Director (principal executive officer)

/s/ Curtis L. Garner, Jr.	Chief Financial Officer and Director	March 25, 2010
Curtis L. Garner, Jr.	(principal financial and accounting officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oneonta, State of Alabama, on March 25, 2010.

SACO RIVER TELEGRAPH AND TELEPHONE COMPANY

By:	/s/ Michael D. Weaver
Name: Michael D. Weaver
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael D. Weaver	President, Chief Executive Officer and	March 25, 2010
Michael D. Weaver	Director (principal executive officer)

/s/ Curtis L. Garner, Jr.	Chief Financial Officer and Director	March 25, 2010
Curtis L. Garner, Jr.	(principal financial and accounting officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oneonta, State of Alabama, on March 25, 2010.

THE GRANBY TELEPHONE & TELEGRAPH CO. OF MASS.

By:	/s/ Michael D. Weaver
Name: Michael D. Weaver
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael D. Weaver	President, Chief Executive Officer and	March 25, 2010
Michael D. Weaver	Director (principal executive officer)

/s/ Curtis L. Garner, Jr.	Chief Financial Officer and Director	March 25, 2010
Curtis L. Garner, Jr.	(principal financial and accounting officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oneonta, State of Alabama, on March 25, 2010.

THE PINE TREE TELEPHONE AND TELEGRAPH COMPANY

By:	/s/ Michael D. Weaver
Name: Michael D. Weaver
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael D. Weaver	President, Chief Executive Officer and	March 25, 2010
Michael D. Weaver	Director (principal executive officer)

/s/ Curtis L. Garner, Jr.	Chief Financial Officer and Director	March 25, 2010
Curtis L. Garner, Jr.	(principal financial and accounting officer)

EXHIBIT INDEX

Exhibit No.		Description
3.1		Certificate of Incorporation of Otelco Inc. (filed as Exhibit 3.1 to Otelco Inc.’s Annual Report on Form 10-K for the year ended December 31, 2004 and incorporated herein by reference)

3.2		Third Amended and Restated By-laws of Otelco Inc. (filed as Exhibit 3.2 to Otelco Inc.’s Annual Report on Form 10-K for the year ended December 31, 2004 and incorporated herein by reference)

3.3
Amended and Restated Articles of Incorporation of Blountsville Telephone Company, Inc. (filed as Exhibit 3.17 to Amendment No. 4 to Otelco Inc.’s Registration Statement on Form S-1 (Registration No. 333-115341) filed with the Securities and Exchange Commission on November 4, 2004 and incorporated herein by reference)

3.4
Amended and Restated Bylaws of Blountsville Telephone Company, Inc. (filed as Exhibit 3.18 to Amendment No. 4 to Otelco Inc.’s Registration Statement on Form S-1 (Registration No. 333-115341) filed with the Securities and Exchange Commission on November 4, 2004 and incorporated herein by reference)

3.5
Second Amended and Restated Articles of Incorporation of Brindlee Mountain Telephone Company (filed as Exhibit 3.13 to Amendment No. 4 to Otelco Inc.’s Registration Statement on Form S-1 (Registration No. 333-115341) filed with the Securities and Exchange Commission on November 4, 2004 and incorporated herein by reference)

3.6
Amended and Restated Bylaws of Brindlee Mountain Telephone Company (filed as Exhibit 3.14 to Amendment No. 4 to Otelco Inc.’s Registration Statement on Form S-1 (Registration No. 333-115341) filed with the Securities and Exchange Commission on November 4, 2004 and incorporated herein by reference)

3.7	*	Certificate of Incorporation of Communications Design Acquisition Corporation

3.8	*	Bylaws of Communications Design Acquisition Corporation

3.9	*	Certification of Incorporation of CRC Communications of Maine, Inc.

3.10	*	Bylaws of CRC Communications of Maine, Inc.

3.11
Amended and Restated Articles of Incorporation of Hopper Telecommunications Company, Inc. (filed as Exhibit 3.11 to Amendment No. 4 to Otelco Inc.’s Registration Statement on Form S-1 (Registration No. 333-115341) filed with the Securities and Exchange Commission on November 4, 2004 and incorporated herein by reference)

3.12
Amended and Restated Bylaws of Hopper Telecommunications Company, Inc. (filed as Exhibit 3.12 to Amendment No. 4 to Otelco Inc.’s Registration Statement on Form S-1 (Registration No. 333-115341) filed with the Securities and Exchange Commission on November 4, 2004 and incorporated herein by reference)

3.13
Amended and Restated Articles of Incorporation of Imagination, Inc. (filed as Exhibit 3.25 to Otelco Inc.’s Registration Statement on Form S-3 (Registration No. 333-142586) filed with the Securities and Exchange Commission on May 3, 2007 and incorporated herein by reference)

3.14
Amended and Restated By-laws of Imagination, Inc. (filed as Exhibit 3.26 to Otelco Inc.’s Registration Statement on Form S-3 (Registration No. 333-142586) filed with the Securities and Exchange Commission on May 3, 2007 and incorporated herein by reference)

3.15
Articles of Incorporation of Mid-Maine TelPlus (filed as Exhibit 3.21 to Otelco Inc.’s Registration Statement on Form S-3 (Registration No. 333-142586) filed with the Securities and Exchange Commission on May 3, 2007 and incorporated herein by reference)

3.16
Bylaws of Mid-Maine TelPlus (filed as Exhibit 3.22 to Otelco Inc.’s Registration Statement on Form S-3 (Registration No. 333-142586) filed with the Securities and Exchange Commission on May 3, 2007 and incorporated herein by reference)

Exhibit No.		Description
3.17
Amended and Restated Certificate of Incorporation of Mid-Missouri Holding Corp. (filed as Exhibit 3.23 to Otelco Inc.’s Registration Statement on Form S-3 (Registration No. 333-142586) filed with the Securities and Exchange Commission on May 3, 2007 and incorporated herein by reference)

3.18
Bylaws of Mid-Missouri Holding Corp. (filed as Exhibit 3.24 to Otelco Inc.’s Registration Statement on Form S-3 (Registration No. 333-142586) filed with the Securities and Exchange Commission on May 3, 2007 and incorporated herein by reference)

3.19
Certificate of Formation of Otelco Telecommunications LLC (filed as Exhibit 3.3 to Amendment No. 4 to Otelco Inc.’s Registration Statement on Form S-1 (Registration No. 333-115341) filed with the Securities and Exchange Commission on November 4, 2004 and incorporated herein by reference)

3.20
Third Amended and Restated Operating Agreement of Otelco Telecommunications LLC (filed as Exhibit 3.4 to Amendment No. 4 to Otelco Inc.’s Registration Statement on Form S-1 (Registration No. 333-115341) filed with the Securities and Exchange Commission on November 4, 2004 and incorporated herein by reference)

3.21
Certificate of Formation of Otelco Telephone LLC (filed as Exhibit 3.5 to Amendment No. 4 to Otelco Inc.’s Registration Statement on Form S-1 (Registration No. 333-115341) filed with the Securities and Exchange Commission on November 4, 2004 and incorporated herein by reference)

3.22
Third Amended and Restated Operating Agreement of Otelco Telephone LLC (filed as Exhibit 3.6 to Amendment No. 4 to Otelco Inc.’s Registration Statement on Form S-1 (Registration No. 333-115341) filed with the Securities and Exchange Commission on November 4, 2004 and incorporated herein by reference)

3.23	*	Certificate of Incorporation, as amended, of Saco River Telegraph and Telephone Company

3.24	*	Bylaws of Saco River Telegraph and Telephone Company

3.25	*	Restated Articles of Organization of The Granby Telephone & Telegraph Co. of Mass.

3.26	*	Amended and Restated Bylaws of The Granby Telephone & Telegraph Co. of Mass.

3.27	*	Restated Articles of Incorporation of The Pine Tree Telephone and Telegraph Company

3.28	*	Amended and Restated Bylaws of The Pine Tree Telephone and Telegraph Company

4.1
Indenture among Otelco Inc., each subsidiary listed on the signature pages thereto and Wells Fargo Bank, National Association, as trustee, relating to Otelco Inc.’s 13% Senior Subordinated Notes due 2019, dated as of December 21, 2004 (filed as Exhibit 4.1 to Otelco Inc.’s Annual Report on Form 10-K for the year ended December 31, 2004 and incorporated herein by reference)

4.2
Supplemental Indenture, dated as of July 3, 2006, by and among Mid-Maine Communications, Inc., Mid-Maine TelPlus, the existing guarantors listed on the signature pages thereto and Wells Fargo Bank, National Association, as trustee (filed as Exhibit 10.2 to Otelco Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 5, 2006 and incorporated herein by reference)

4.3
Second Supplemental Indenture, dated as of July 5, 2007, by and among Otelco Inc., certain of its subsidiaries and Wells Fargo Bank, National Association, as trustee (filed as Exhibit 4.1 to Otelco Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 5, 2007 and incorporated herein by reference)

4.4
Third Supplemental Indenture, dated as of October 31, 2008, by and among Otelco Inc., War Holdings, Inc., Pine Tree Holdings, Inc., The Pine Tree Telephone and Telegraph Company, CRC Communications of Maine, Inc., Saco River Telegraph and Telephone Company, Communications Design Acquisition Corporation, Granby Holdings, Inc., The Granby Telegraph and Telephone Co. of Mass., the existing guarantors listed on the signature pages thereto and Wells Fargo Bank, National Association, as trustee (filed as Exhibit 4.4 to Otelco Inc.’s Annual Report on Form 10-K for the year ended December 31, 2008 and incorporated herein by reference)

4.5	*	Form of Fourth Supplemental Indenture among Otelco Inc., each subsidiary listed on the signature pages thereto and Wells Fargo Bank, National Association, as trustee

4.6		Form of 13% Senior Subordinated Note due 2019 (included in Exhibit 4.1)

Exhibit No.		Description
4.7
Investor Rights Agreement, dated December 21, 2004, among Otelco Inc., Seaport Capital Partners II, L.P., Seaport Investments, LLC, CEA Capital Partners USA, L.P., CEA Capital Partners USA CI, L.P., BancBoston Ventures Inc., Mid−Missouri Parent LLC, Michael D. Weaver, Sean Reilly, Kevin Reilly and Sternberg Consulting Inc. (filed as Exhibit 4.3 to Otelco Inc.’s Annual Report on Form 10-K for the year ended December 31, 2004 and incorporated herein by reference)

4.8
Form of stock certificate for Class A common stock (filed as Exhibit 4.4 to Amendment No. 4 to Otelco Inc.’s Registration Statement on Form S-1 (Registration No. 333-115341) filed with the Securities and Exchange Commission on November 4, 2004 and incorporated herein by reference)

4.9
Form of global Income Deposit Security (filed as Exhibit 4.5 to Amendment No. 4 to Otelco Inc.’s Registration Statement on Form S-1 (Registration No. 333-115341) filed with the Securities and Exchange Commission on November 4, 2004 and incorporated herein by reference)

5.1	*	Opinion of Dorsey & Whitney LLP

8.1	*	Opinion of Dorsey & Whitney LLP

10.1
Long-term Incentive Compensation Plan approved May 12, 2005 (filed as Exhibit 10.4 to Otelco Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2005 and incorporated herein by reference)

10.2
Employment Agreement, dated as of July 3, 2006, between Mid-Maine Communications, Inc. and Nicholas A. Winchester (filed as Exhibit 10.3 to Otelco Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 5, 2006 and incorporated herein by reference)

10.3
Employment Agreement, dated as of August 24, 2006, between Otelco Inc. and Dennis Andrews (filed as Exhibit 10.1 to Otelco Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 29, 2006 and incorporated herein by reference)

10.4
Employment Agreement, dated as of November 15, 2006, between Otelco Inc. and Gary B. Romig (filed as Exhibit 10.1 to Otelco Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 15, 2006 and incorporated herein by reference)

10.5
Employment Agreement, dated as of November 15, 2006, between Otelco Inc. and Jerry C. Boles (filed as Exhibit 10.2 to Otelco Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 15, 2006 and incorporated herein by reference)

10.6
Stock Purchase Agreement, dated as of August 7, 2008, between Country Road Communications LLC and Otelco Inc. (filed as Exhibit 10.1 to Otelco Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 7, 2008 and incorporated herein by reference)

10.7
Second Amended and Restated Credit Agreement, dated as of October 20, 2008, by and among Otelco Inc. and the other credit party signatories thereto and General Electric Capital Corporation, as a lender and as an agent for the lenders, and the other lenders from time to time party thereto (filed as Exhibit 10.1 to Otelco Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 21, 2008 and incorporated herein by reference)

10.8
Amendment, dated as of December 17, 2008, to the Employment Agreement, dated as of August 24, 2006, between Otelco Inc. and Dennis Andrews (filed as Exhibit 10.10 to Otelco Inc.’s Annual Report on Form 10-K for the year ended December 31, 2008 and incorporated herein by reference)

10.9
Amendment, dated as of December 17, 2008, to the Employment Agreement, dated as of November 15, 2006, between Otelco Inc. and Jerry C. Boles (filed as Exhibit 10.11 to Otelco Inc.’s Annual Report on Form 10-K for the year ended December 31, 2008 and incorporated herein by reference)

10.10
Amendment, dated as of December 18, 2008, to the Employment Agreement, dated as of November 15, 2006, between Otelco Inc. and Gary B. Romig (filed as Exhibit 10.12 to Otelco Inc.’s Annual Report on Form 10-K for the year ended December 31, 2008 and incorporated herein by reference)

10.11
Amendment, dated as of December 31, 2008, to the Employment Agreement, dated as of July 3, 2006, between Mid-Maine Communications, Inc. and Nicholas A. Winchester (filed as Exhibit 10.16 to Otelco Inc.’s Annual Report on Form 10-K for the year ended December 31, 2008 and incorporated herein by reference)

Exhibit No.		Description
10.12
Amended and Restated Employment Agreement, dated as of March 11, 2009, among Otelco Inc. and Michael Weaver (filed as Exhibit 10.1 to Otelco Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 12, 2009 and incorporated herein by reference)

10.13
Amended and Restated Employment Agreement, dated as of March 11, 2009, among Otelco Inc. and Curtis L. Garner, Jr. (filed as Exhibit 10.2 to Otelco Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 12, 2009 and incorporated herein by reference)

10.14
Amended and Restated Employment Agreement, dated as of April 27, 2009, by and between Otelco Inc. and Robert Souza (filed as Exhibit 10.1 to Otelco Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 28, 2009 and incorporated herein by reference)

10.15
Executive Long Term Incentive Plan approved May 12, 2009 (filed as Exhibit 10.1 to Otelco Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 14, 2009 and incorporated herein by reference)

10.16
Amendment, dated as of March 5, 2010, to the Amended and Restated Employment Agreement, dated as of March 11, 2009, between Otelco Inc. and Michael D. Weaver (filed as Exhibit 10.13 to Otelco Inc.’s Annual Report on Form 10-K for the year ended December 31, 2009 and incorporated herein by reference)

10.17
Amendment, dated as of March 5, 2010, to the Amended and Restated Employment Agreement, dated as of March 11, 2009, between Otelco Inc. and Curtis L. Garner, Jr. (filed as Exhibit 10.14 to Otelco Inc.’s Annual Report on Form 10-K for the year ended December 31, 2009 and incorporated herein by reference)

12.1		Computation of Ratio of Earnings to Fixed Charges (filed as Exhibit 12.1 to Otelco Inc.’s Annual Report on Form 10-K for the year ended December 31, 2009 and incorporated herein by reference)

21.1	*	List of subsidiaries of Otelco Inc.

23.1	†	Consent of BDO Seidman, LLP, Independent Registered Public Accounting Firm

23.2	*	Consent of Dorsey & Whitney LLP (included in Exhibits 5.1 and 8.1)

23.3	*	Consent of Duff & Phelps, LLC, a financial advisory firm

24.1	*	Power of Attorney

25.1	*	Form T-1 Statement of Eligibility under Trust Indenture Act of 1939, as amended, of Wells Fargo Bank, National Association, as trustee

99.1	*	Form of Letter of Instruction

* previously filed
† filed herewith